WRITTEN STATEMENT
PURSUANT TO
18 U.S.C. SECTION 1350

The undersigned, Patrick E. Paddon, the Chief Executive Officer, of California First National Bancorp (the "Company"), pursuant to 18 U.S.C. Section 1350, hereby certifies that:

(i) the quarterly report on Form 10-Q of the Company (the "Report) fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003

Patrick E. Paddon /s/
Patrick E. Paddon

WRITTEN STATEMENT
PURSUANT TO
18 U.S.C. SECTION 1350

The undersigned, S. Leslie Jewett, the Chief Financial Officer, of California First National Bancorp (the "Company"), pursuant to 18 U.S.C. Section 1350, hereby certifies that:

(i) the quarterly report on Form 10-Q of the Company (the "Report) fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 14, 2003

S. Leslie Jewett /s/
S. Leslie Jewett